Exhibit 10.19

                            INDEMNIFICATION AGREEMENT

     THIS AGREEMENT is made and entered into as of the 13th day of November, 2003 ("Agreement"), by and among APOLLO GOLD, INC., a Delaware corporation, APOLLO GOLD EXPLORATION, INC., a Delaware corporation, APOLLO GOLD FINANCE, INC., a Delaware corporation, FLORIDA CANYON MINING, INC., a Delaware corporation, MONTANA TUNNELS MINING, INC., a Delaware corporation, and STANDARD GOLD MINING, INC., a Delaware corporation (any one or more of which are collectively referred to herein as the "Subsidiaries" and individually as a "Subsidiary"), and _______________ ("Indemnitee").

                                    RECITALS:

     WHEREAS officers and directors of publicly traded corporations and their subsidiaries are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the corporation or business enterprise itself; and

     WHEREAS, highly competent persons have become more reluctant to serve publicly-traded corporations or their subsidiaries as directors or officers or in other capacities unless they are provided with adequate protection through insurance and indemnification against the risks of claims and actions against them arising out of their service to, and activities on behalf of, such corporations; and

     WHEREAS, the Board of Directors (the "Board") of APOLLO GOLD CORPORATION, a publicly held Yukon Territory corporation which owns, directly or indirectly, 100% of the capital stock of each of the Subsidiaries (the "Company"), has determined that, to attract and retain qualified individuals, the Company and the Subsidiaries will attempt to maintain on an ongoing basis, at their sole expense, liability insurance to protect persons directly and indirectly serving the Company and/or the Subsidiaries from certain liabilities; and

     WHEREAS, such persons will directly or indirectly serve the Company and/or the Subsidiaries at the specific request of the Company and each of the Subsidiaries; and

     WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company or any Subsidiary free from undue concern that they will not be so indemnified, and the Company has done so through execution and delivery of an indemnity agreement of even date herewith between Company and Indemnitee under the laws of the Yukon Territory; and

     WHEREAS, it is reasonable, prudent and necessary for the Company to cause the Subsidiaries contractually to obligate themselves to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law as provided in this Agreement so that they will serve or continue to serve the Company or any Subsidiary free from undue concern that they will not be so indemnified; and

     WHEREAS, this Agreement is a supplement to and in furtherance of the By-laws of the Company and each of the Subsidiaries and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefore, nor to diminish or to abrogate any rights of Indemnitee thereunder; and

     WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company or any Subsidiary on the condition that he or she be so indemnified; and


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
     WHEREAS, the Board has determined that it is in the best interests of the Company and the Subsidiaries to provide such director and officer insurance and contractual indemnification as set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Subsidiaries and Indemnitee hereby covenant and agree as follows:

     SECTION 1. SERVICES BY INDEMNITEE. Indemnitee agrees to continue to serve as a director or officer of the Company or any Subsidiary. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Subsidiaries shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company (or any Subsidiary) and Indemnitee. This Agreement shall continue in force after Indemnitee has ceased to serve as a director or officer of the Company or any Subsidiary.

     SECTION 2. INDEMNIFICATION-GENERAL. The Subsidiaries shall indemnify, and advance Expenses (as hereinafter defined) to, Indemnitee (a) as provided in this Agreement and (b) to the fullest extent permitted by applicable law in effect on the date hereof and as amended from time to time. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

     SECTION 3. PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY OR ANY SUBSIDIARY. Indemnitee shall be indemnified under this Section 3 if, by reason of his or her Corporate Status (as hereinafter defined), he or she is, or is threatened to be made, a party to or a participant in any threatened, pending, or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company or any Subsidiary. Pursuant to this
Section 3, Indemnitee shall be indemnified against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if he or she acted in Good Faith (as hereinafter defined) and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company or any Subsidiary and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     SECTION 4. PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY OR ANY SUBSIDIARY. Indemnitee shall be indemnified under this Section 4 if, by reason of his or her Corporate Status, he or she is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding brought by or in the right of the Company or any Subsidiary to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding if he or she acted in Good Faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company or any Subsidiary; provided that if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company or any Subsidiary unless and to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine that such indemnification may be made.

     SECTION 5. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding (including dismissal without prejudice), he or she shall be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims,


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issues or matters in such Proceeding, the Subsidiaries shall indemnify
Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

     SECTION 6. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith; provided that he or she shall not be paid for time spent as such.

     SECTION 7. ADVANCEMENT OF EXPENSES. Notwithstanding any provision of this Agreement to the contrary, the Subsidiaries shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding in which Indemnitee is involved by reason of Indemnitee's Corporate Status within 10 days after the receipt by the any Subsidiary of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Indemnitee may forward to any Subsidiary the invoices of Indemnitee's legal counsel which shall satisfy the above requirement. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee. Indemnitee hereby undertakes to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 7 shall be unsecured and interest free.

     SECTION 8.   PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

          (a) To obtain indemnification under this Agreement, Indemnitee shall submit to any Subsidiary a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Subsidiary receiving the request shall, promptly upon receipt of such a request for indemnification, advise the Boards of all Subsidiaries in writing that Indemnitee has requested indemnification. The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct required under applicable law for indemnification pursuant to this Agreement, unless a determination is made that the Indemnitee has not met such standards by (i) the Board of [each?] Subsidiary by a majority vote of a quorum thereof consisting of members who were not parties to such proceeding; (ii) the stockholder(s) of [each?] Subsidiary by a majority vote; or (iii) by an order or decree of any court of competent jurisdiction.

          (b) No Subsidiary shall be required to obtain the consent of Indemnitee to the settlement of any Proceeding such Subsidiary has undertaken to defend if the Company assumes full and sole responsibility for such settlement and the settlement grants Indemnitee a complete and unqualified release in respect of the potential liability. Such Subsidiary shall not be liable for any amount paid by the Indemnitee in settlement of any Proceeding that is not defended by the Subsidiary, unless the Subsidiary has consented to such settlement, which consent shall not be unreasonably withheld.

     SECTION 9.   PRESUMPTIONS; RELIANCE AND EFFECT OF CERTAIN PROCEEDINGS.

          (a) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in Good Faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of any Subsidiary or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe his or her conduct was unlawful.


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          (b) For purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee's action is based on the records or books of account of the Company and/or the Subsidiaries, including financial statements, or on information supplied to Indemnitee by the officers, agents or employees of the Company and/or the Subsidiaries in the course of their duties, or on the advice of legal counsel for the Company and/or the Subsidiaries or on information or records given or reports made to the Company and/or the Subsidiaries by an independent certified public accountant or by an appraiser, financial advisor or other expert or professional selected with reasonable care by the Company and/or the Subsidiaries. The provisions of this Section 9(b) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

          (c) The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company and/or the Subsidiaries shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

     SECTION 10.   REMEDIES OF INDEMNITEE.

          (a) If (i) a determination is made pursuant to Section 8 that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(a) within 60 days after receipt by a Subsidiary of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 5, Section 6, or Section 8(a) within 10 days after receipt by a Subsidiary of a written request therefor, or (v) payment of indemnification pursuant to Section 3 or Section 4 is not made within 10 days after a determination has been made that Indemnitee is entitled to indemnification, the Subsidiary shall have waived its right to deny indemnification hereunder.

          (b) If a determination shall have been made pursuant to Section 8 that Indemnitee is entitled to indemnification, the Subsidiaries shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

     SECTION 11.   NONEXCLUSIVITY; INSURANCE; SUBROGATION.

          (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Subsidiaries' or the Company's respective Certificates of Incorporation, the Subsidiaries' or the Company's respective By-laws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Subsidiaries' or the Company's respective Certificates of Incorporation, By-laws and this Agreement, it is the agreement and intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.


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          (b) To the extent that the Company or any of the Subsidiaries maintain an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company, the Subsidiaries, or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise such person serves at the request of the Company or any Subsidiary, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

          (c) In the event of any payment under this Agreement, the Subsidiaries shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company or any Subsidiary to bring suit to enforce such rights.

          (d) The Subsidiaries shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has otherwise theretofore actually received such payment under any insurance policy, contract, agreement or otherwise.

          (e) The Subsidiaries' obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company or any Subsidiary as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually theretofore received as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

     SECTION 12. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (i) 10 years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company (or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that Indemnitee served at the request of the Company); or (ii) the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 10 relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

     SECTION 13. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

     SECTION 14. EXCEPTION TO RIGHT OF INDEMNIFICATION OR ADVANCEMENT OF EXPENSES. Notwithstanding any other provision of this Agreement, but subject to
Section 10, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee, or any claim therein, unless the bringing of such Proceeding or making of such claim shall have been approved by the Board of Directors of the Company and/or the Subsidiaries against whom such claim shall have been brought or made.


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     SECTION 15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     SECTION 16. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     SECTION 17. DEFINITIONS. For purposes or this Agreement:

     (a) "Corporate Status" describes the status of a person who is or was a director, officer, employee or agent of the Company or any Subsidiary or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the request of the Company or any Subsidiary.

          (b) "Disinterested Director" means a director of the Company or any Subsidiary who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (c) "Effective Date" means the date first above written.

          (d) [Intentionally omitted].

          (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel and lodging expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding.

          (f) "Good Faith" shall mean Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or any Subsidiary, and, with respect to any criminal Proceeding, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

          (g) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or a Subsidiary or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Company or a Subsidiary, by reason of any action taken by him or her or of any inaction on his or her part while acting as director or officer of the Company, or by reason of the fact that he or she is or was serving at the request of the Company or a Subsidiary as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not he or she is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement; except one initiated by a Indemnitee pursuant to Section 10 to enforce his or her rights under this Agreement.

          (h) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of" the Company and/or any Subsidiary shall include any service as a director, officer, employee or agent of the Company or any Subsidiary that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an


                                                               PAGE 6 OF 9 PAGES
     employee benefit plan, as participants or beneficiaries; and a person who acted in good faith and in the manner he reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall not be deemed to have acted in manner "not opposed to the best interests of the Company and/or Subsidiaries" as referred to in this Agreement.

          (i) "Affiliate" means with respect to any person or entity, any other person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such person or entity.

     SECTION 18.   ENFORCEMENT.

          (a) Each Subsidiary expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to continue to serve as a director and/or officer of the Company and the Subsidiaries, and to serve upon any committee of the Board of Directors of the Company and/or the Subsidiaries as requested by such Board, and each Subsidiary acknowledges that Indemnitee is relying upon this Agreement in serving as a director and/or officer of the Company and/or the Subsidiaries and a member of any such committee.

          (b) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

     SECTION 19. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     SECTION 20. NOTICE BY INDEMNITEE. Indemnitee agrees promptly to notify the Subsidiaries in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter that may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Subsidiaries shall not relieve the Subsidiaries of any obligation any of them may have to the Indemnitee under this Agreement or otherwise, except to the extent the Subsidiary is materially prejudiced by such failure.

     SECTION 21. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom the notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (a)    If to Indemnitee, to:


                  (b)    If to any Subsidiary, to:

                         c/o Apollo Gold, Inc.
                         4601 DTC Boulevard, Suite 750
                         Denver, CO 89237-2571
                         Attention:  General Counsel

or to such other address as may have been furnished to Indemnitee by the Subsidiaries or to the Subsidiaries by Indemnitee, as the case may be.


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     SECTION 22. CONTRIBUTION. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Subsidiaries, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Subsidiaries and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Subsidiaries (and their respective directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

     SECTION 23. GOVERNING LAW; SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE OF PROCESS. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

     SECTION 24. MISCELLANEOUS. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. All references in this Agreement to Sections shall be deemed to be references to Sections of this Agreement unless the context indicates otherwise.

     SECTION 25. JOINT AND SEVERAL OBLIGATIONS. The obligations of each Subsidiary under this Agreement are joint and several.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SUBSIDIARIES:

APOLLO  GOLD,  INC.                     APOLLO GOLD EXPLORATION, INC.



By:  ______________________________     By:  ______________________________
     R. David Russell, President             R. David Russell, President


APOLLO GOLD FINANCE, INC.               FLORIDA CANYON MINING, INC.



By:  ______________________________     By:  ______________________________
     R. David Russell, President             R. David Russell, President


MONTANA  TUNNELS  MINING,  INC.         STANDARD GOLD MINING, INC.



By:  ______________________________     By:  ______________________________
     R. David Russell, President             R. David Russell, President


INDEMNITEE:

                                        ___________________________________


                                                               PAGE 8 OF 9 PAGES

                   AUTHORIZATION AND DIRECTION BY SHAREHOLDER
                                APOLLO GOLD, INC.

     Apollo Gold, Inc., acting as sole shareholder of the other Subsidiaries, hereby authorizes, directs, and consents to the execution, delivery and performance of this Agreement by each of the other Subsidiaries.

                                         APOLLO  GOLD,  INC.



                                         By:  ______________________________
                                              R.  David  Russell,  President


                   AUTHORIZATION AND DIRECTION BY SHAREHOLDER
                             APOLLO GOLD CORPORATION

     The Company, acting as sole shareholder of Apollo Gold, Inc., hereby authorizes, directs, and consents to Apollo Gold, Inc.'s execution, delivery, and performance of this Agreement and the foregoing Authorization and Direction by Shareholder Apollo Gold, Inc.

                                         APOLLO  GOLD  CORPORATION



                                         By:  ______________________________
                                              R.  David  Russell,  President


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